SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                     FORM 8-K

                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)      May 30, 1995
                                                   --------------------------


                             Commercial Credit Company
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              (Exact name of registrant as specified in its charter)


       Delaware                      1-6594               52-0883351
       --------------            ----------------        --------------
       (State or other           (Commission             (IRS Employer
       jurisdiction of           File Number)            Identification No.)
       incorporation)


                 300 Saint Paul Place, Baltimore, Maryland          21202
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                 (Address of principal executive offices)        (Zip Code)


                                  (410) 332-3000
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               (Registrant's telephone number, including area code)

                             COMMERCIAL CREDIT COMPANY
                            Current Report on Form 8-K

  Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------


               Exhibits:

               Exhibit No.    Description
               -----------    -----------

                  1.01   Terms Agreement, dated May 30, 1995,
                         between the Company and CS First Boston
                         Corporation, as representative of the
                         Underwriters, relating to the offer and
                         sale of the Company's 6 5/8% Notes due June
                         1, 2015.

                  4.01 Form of Note for the Company's 6 5/8% Notes due June 1, 2015.

                                      SIGNATURE


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




          Dated:  June 1, 1995                    COMMERCIAL CREDIT COMPANY


                                             By   /s/ Firoz B. Tarapore
                                               -----------------------------
                                                Firoz B. Tarapore
                                                Vice President and
                                                Assistant Treasurer





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